UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2007

                           SECURITY FEDERAL CORPORATION
              (Exact name of registrant as specified in its charter)

     South Carolina                    0-16120                 57-0858504
----------------------------        ------------          ------------------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)                File Number)         Identification No.)

238 Richland Avenue, West, Aiken, South Carolina                   29801
-------------------------------------------------                ----------
(Address of principal executive offices)                         (Zip Code)


     Registrant's telephone number (including area code):  (803) 641-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.
-----------------------------------------------------

     On May 14, 2007, Security Federal Insurance, Inc., a subsidiary of Security Federal Bank, entered into a revised employment agreement with Gerald
D. Jennings. Security Federal Bank is a wholly owned subsidiary of Security Federal Corporation.

     The revised employment agreement provides that during the period that Terry L. Gilman is employed by Security Federal Insurance, Inc., Mr. Jennings will receive 16% (rather than his current 20%) of the combined after tax net income of Security Federal Insurance, Inc. and the Collier-Jennings Companies in excess of $125,000, prior to the amortization of goodwill by Security Federal Insurance, Inc., as determined by Security Federal Insurance, Inc. in accordance with Generally Accepted Accounting Principles.

     For additional information regarding the terms of the revised employment agreement reference is made to the revised employment agreement that is attached hereto as Exhibits 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)   Exhibits

     10.1  Employment Agreement with Gerald D. Jennings

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        SECURITY FEDERAL CORPORATION



Date: May 15, 2007                      By: /s/Timothy W. Simmons
                                            -----------------------------
                                            Timothy W. Simmons
                                            Chief Executive Officer

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                                  Exhibit 10.1

                  Employment Agreement with Gerald D. Jennings

                             EMPLOYMENT AGREEMENT
                             [Gerald D. Jennings]


     This AGREEMENT (the "Agreement") is made as of the 30th day of June 2006 and amended as of the 14th day of May 2007, by and among Security Federal Insurance, Inc., a South Carolina corporation and the Collier-Jennings Companies, as hereinafter defined (collectively the "Employer"), and Gerald D. Jennings (the "Employee").

                                  WITNESSETH

     WHEREAS, the Employee is currently a shareholder, officer, and employee of Collier Jennings Financial Corporation and The Auto Insurance Store, Inc., both of which are South Carolina corporations, and Security Federal Auto Insurance, Inc. and Security Federal Premium Pay Plans, Inc. all Georgia corporations and all with offices in North Augusta, South Carolina, that sell insurance products and related services (the "Collier-Jennings Companies");

     WHEREAS, on June 9, 2006, Security Federal Corporation ("Security Federal") and the Employee entered into an Merger Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Security Federal will acquire the Collier-Jennings Companies as specifically set forth in the Merger Agreement;

     WHEREAS, on June 30, 2006, the Employee and Collier Jennings Real Estate, LLC executed a pledge and security agreement ("Pledge Agreement") in accordance with the Merger Agreement;

     WHEREAS, upon consummation of the transactions contemplated by the Merger Agreement, Employer intends to employ Employee as President each of the Employer's entities.

     WHEREAS, the parties recognize that the Employee's services were essential to the development of the Collier-Jennings Companies' customer base and will be essential to the maintenance and continued development of customer relations and goodwill with regard to similar products and services offered by the Employer and, therefore, that the Employee's services are and will be special, unique and extraordinary;

     WHEREAS, the Employer recognizes the importance of the Employee to the Employer and the ability of the Employee to continue to develop and retain customers for the Employer;

     WHEREAS, it is a condition precedent to the obligation of the Employer to consummate the transactions contemplated by the Merger Agreement that the Employee enter into and on the Closing Date (as defined in the Merger Agreement) be bound by an employment agreement with the Employer that provides the Employer with appropriate protection for its confidential information;

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     WHEREAS, the parties agree that the Employee will be subject to certain restrictive covenants necessary to protect the value of the Employer's business, including, without limitation, confidential, proprietary and trade secret information and customer lists and information, and goodwill among customers, employees and vendors.

     NOW THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Employer and the Employee covenant and agree as follows:

     1. Employment. The Employer agrees to employ the Employee and the Employee agrees to be employed by the Employer on the terms and conditions set forth in this Agreement.

     2. Capacity. Beginning on the day immediately following the Closing Date, the Employee shall serve as President of each of the Employer's entities. In such capacity, the Employee shall manage the sales and servicing of insurance and related products and services on behalf of the Employer or its related or affiliated entities according to their specifications and shall perform such other services and duties commensurate with his status as an executive officer of the Employer in connection with the business, affairs and operations of the Employer and shall be responsible for such services as may be assigned or delegated to the Employee from time to time under the authority of the Employer. In such capacity the Employee shall also take all actions necessary to maintain all such licenses or regulatory approvals necessary to engage in the activities contemplated by this Agreement, including without limitation an insurance producers license with authority to negotiate insurance policies in the State of South Carolina.

     3. Term. Subject to the provisions of Section 7, the term of employment pursuant to this Agreement shall be five (5) years from the Closing Date (the "Term"). Reference herein to the Term of this Agreement shall refer to both such initial term and any extended terms.

     4. Compensation and Benefits. The compensation and benefits payable to the Employee under this Agreement shall be as follows:

          (a) Compensation. For all services rendered by the Employee under this Agreement, the Employer shall pay the Employee an annual salary as set forth in Exhibit A. In addition, the Employee shall be entitled to receive on an annual basis during the term of this Agreement and no later than 90 days following the close of the Employer's fiscal year, twenty percent (20%) of the combined after tax net income of Security Federal Insurance, Inc. and the Collier-Jennings Companies in excess of one hundred and twenty five thousand and no/100 dollars ($125,000.00) prior to the amortization of goodwill as determined by the Employer in accordance with Generally Accepted Accounting Principles. Notwithstanding the foregoing, for so long as Terry L. Gilman is employed by the Employer and receives five percent (5%) of the Employer's net income, the percentage in the preceding sentence to be received by the Employee from the Employer's net income shall be reduced from twenty percent (20%) to sixteen percent (16%). For the period between the Closing Date and March 31, 2007, the one hundred twenty five and no/100

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

dollars ($125,000.00) shall be reduced by the pro rata portion of the period of time that has elapsed during the year.

          (b) Regular Benefits and Fringe Benefits. The Employee shall also be entitled to participate in any employee benefit plans, medical insurance plans, life insurance plans, disability income plans, retirement plans, and other benefit plans or fringe benefits which the Employer or Security Federal Bank may from time to time have in effect for all or most of its employees. Such participation shall be subject to the terms regarding such participation as may be set forth in the Merger Agreement and the terms of the applicable plan documents, generally applicable policies of the Employer or Security Federal Bank, applicable law and the discretion of the Board of Directors of the Employer or Security Federal Bank ("Board of Directors") or any administrative or other committee provided for in or contemplated by any such plan. Nothing contained in this Agreement shall be construed to create any obligation on the part of the Employer or Security Federal Bank to establish any such plan or to maintain the effectiveness of any such plan which may be in effect from time to time.

          (c) Vacations; Leave. The Employee shall be entitled (i) to annual paid vacation and sick leave in accordance with the policies established by the Board of Directors for officers of the Employer or Security Federal Bank with comparable titles and (ii) to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

          (d) Taxation of Payments and Benefits. The Employer shall undertake to make deductions, withholdings and tax reports with respect to payments and benefits under this Agreement to the extent that it reasonably and in good faith believes that it is required to make such deductions, withholdings and tax reports. Payments under this Agreement shall be in amounts net of any such deductions or withholdings. Nothing in this Agreement shall be construed to require the Employer to make any payments to compensate the Employee for any adverse tax effect associated with any payments or benefits or for any deduction or withholding from any payment or benefit.

          (e) Exclusivity of Salary and Benefits/Offset. The Employee shall not be entitled to any employment compensation payments or benefits other than those provided under this Agreement other than reimbursement of expenses reasonably incurred at the direction of the Employer. Payments hereunder may be subject to valid off-set of amounts due and owing to Employee by Employer.

     5. Extent of Service. During the Employee's employment under this Agreement, the Employee shall, subject to the direction and supervision of the Employer, devote the Employee's full business time, best efforts and business judgment, skill and knowledge to the advancement of the Employer's interests and to the discharge of the Employee's duties and responsibilities under this Agreement. The Employee shall not engage in any other business activity, except as may be approved by the Employer; provided that nothing in this Agreement shall be construed as preventing

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the Employee from and only to the extent they do not interfere or conflict with his job performance with Employer:

          (a) investing the Employee's personal assets in any company or other entity in a manner not prohibited by Section 6 of this Agreement and in such form or manner as shall not require any material activities on the Employee's part in connection with the operations or affairs of the companies or other entities in which such investments are made; or

          (b) engaging in religious, charitable or other community or non-profit activities that do not impair the Employee's ability to fulfill the Employee's duties and responsibilities under this Agreement.

          (c) Engaging in the activities of Imagine Studios, Inc. and ISI Music Corporation, both South Carolina corporations, with offices in North Augusta, South Carolina that perform, record, manufacture and publish musical compositions.

          (d) Performing his duties and obligations as an officer and director of the South Carolina Association of Auto Insurance Agents, Inc. and including the Employee's duties as an officer and director of Assurance Data Systems, Inc., a South Carolina corporation that is a joint venture among the association and Assurance Systems, Inc. of Atlanta, Georgia to provide information technology services to insurance producers in South Carolina. The Employee currently receives no compensation for his activities on behalf of the association of Assurance Data Systems, Inc. and has no expectations of receiving compensation at any time in the future from such activities.

          (e) Engaging in the real estate investment and property management activities of Collier Jennings Real Estate, LLC, a South Carolina limited liability company.

     6.   Confidentiality/Non-Solicitation/Non-Disclosure.

          (a)  Definitions. For purposes of this Section 6:

                         (i)   "Restricted Term" means the period ending three
          (3) years from the date of the termination of the Employee's employment with the Employer, regardless of reason.

                         (ii) "Services" means the solicitation, sale, or renewal of insurance policies and related products and any other products or services offered by the Employer.

                         (iii) "Confidential Information" means
          information belonging to the Employer (including, for purposes of this Agreement, each of the Employer's affiliated and related entities), whether reduced to writing (or in a form from which such information can be obtained, translated, or derived into reasonably usable form),

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



          or maintained in Employee's mind or memory, which derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from the disclosure or use of such information, including without limitation, financial information, reports, and forecasts; inventions, improvements and other intellectual property; trade secrets; know-how; software and related code; market or sales information or plans; Customer lists, including without limitation to information concerning the assets, wealth or other personal or financial information regarding a Customer; and business plans, prospects and opportunities (such as possible acquisitions or dispositions of businesses or facilities) which have been discussed or considered by the management of the Employer or its affiliates. Confidential Information includes information developed by Employee in the course of Employee' employment by the Employer, as well as other information to which Employee may have access in connection with Employee's employment. Confidential Information also includes the confidential information of others with which the Employer or its affiliates has a business relationship. Notwithstanding the foregoing, Confidential Information does not include information in the public domain, unless due to breach of Employee's obligations under this Section 6.

                         (iv) "Customer" means any person, insurance agency, producer or other entity from whom the Employer or the Employee has solicited, or to, or for, whom the Employer or the Employee has sold any product or performed any service, whether or not for compensation, within a period of twelve (12) months preceding the termination of the Employee's employment with the Employer.

          (b) Nonsolicitation of Customers. During the Restricted Term, regardless of the reason for termination of his employment, the Employee will not, directly or indirectly, in any capacity:

                         (i) solicit the business or patronage of any Customer for any other person or entity for the purpose of providing Services on behalf of any person other than the Employer,

                         (ii) divert, entice, or otherwise take away from the Employer the business or patronage of any Customer, or attempt to do so,

                         (iii) solicit or induce any Customer to terminate or reduce any aspects of its relationship with the Employer, or

                         (iv) provide or assist with the provision of insurance to a Customer (except in his capacity as an employee of the Employer).

          (c) Unfair Competition. For a period of twenty four (24) months from the termination of employment, regardless of the reason for termination of his employment, the

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Employee will not, directly or indirectly, in any capacity, whether as owner, partner, director, shareholder, consultant, agent, employee, co-venturer or otherwise, engage, participate, assist or invest in any business activity involving the development, production, sale, provision or marketing of Services in Aiken, Lexington or Richland counties in the State of South Carolina and Columbia and Richmond counties in the State of Georgia. The foregoing will not prevent the Employee from owning up to one percent (1%) of the outstanding securities of a publicly-held corporation which competes with Employer or any of Employer's affiliates or from being employed by or affiliated or associated with any person or entity after termination of his employment with the Employer so long as he does not have any direct or indirect involvement on behalf of any such person or entity with respect to developing, producing, selling, providing or marketing insurance or other financial products or services. Subsequent to the termination of employment with the Employer Gerald D. Jennings may form an insurance company subject to his continued compliance with the provisions of Section 6 and the provisions of this Agreement.

          (d) Nonsolicitation of Employees. During the Restricted Term, regardless of the reason for termination of his employment, the Employee will not directly or indirectly, in any capacity:

                         (i) hire or employ, directly or indirectly through any enterprise with which he is associated, any current employee of the Employer or any of Employer's parent companies, subsidiaries or affiliates, or any individual who had been employed by the Employer or any of the Employer's affiliates, within one (1) year preceding the termination of the Employee's employment without the express written consent of the Employer; or

                         (ii) recruit, solicit or induce (or in any way assist another person or enterprise in recruiting, soliciting or inducing) any employee or consultant of the Employer or any of the Employer's parent companies, subsidiaries or affiliates, to terminate his or her employment or other relationship therewith.

          (e) Acknowledgments. The Employee acknowledges and agrees that the restrictions set forth in this Section 6 are intended to protect the interests of the Employer in its commercial relationships and goodwill (with Customers, prospective Customers, vendors, consultants and employees), including, without limitation, commercial relationships and goodwill acquired by the Employer through the transaction with the Employee, or developed while the Employee was employed by the Employer, and are reasonable and appropriate for these purposes.

          (f) Confidentiality. The Employee understands and agrees that the Employee's employment creates a relationship of confidence and trust between the Employee and the Employer with respect to all Confidential Information. At all times, both during the Employee's employment with the Employer and after its termination, the Employee will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the Employer, for any purpose including without limitation solicitation of

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insurance policies or related products or services, except as may be necessary in the ordinary course of performing the Employee's duties to the Employer.

          In addition, and without limitation upon any remedy provided herein, the Employee agrees that the confidential and proprietary information heretofore referenced as "Confidential Information" are considered "trade secrets" under South Carolina Code Section 39-8-10 et. seq., "The South Carolina Trade Secrets Act," and that the Employer is entitled to avail itself of any and all remedies provided for by that Act for any misappropriation, or any threatened misappropriation, of such information regardless of where or when that misappropriation or threatened misappropriation might take place.

          (g) Return of Property. All documents, records, data, apparatus, equipment and physical property, whether or not pertaining to Confidential Information, which are furnished to the Employee by the Employer or are produced by the Employee in connection with the Employee's employment will be and remain the sole property of the Employer. The Employee will return to the Employer, all such materials and property, including any material or medium from which any Confidential Information may be ascertained or derived, as and when requested by the Employer. In any event, the Employee will return all such materials and property immediately upon termination of the Employee's employment for any reason. The Employee will not retain any such material or property or any copies, compilations, or analyses thereof after such termination.

          (h) Liquidated Damages. Employee acknowledges and understands that in the event that during the Restricted Period, the Employee violates Section 6(b) of this Agreement, which results in any Customer of the Employer terminating or transferring any insurance policy from the Employer, the damages to the Employer will be difficult to ascertain and that an amount equal to three (3) times the then applicable annual commission(s) for such policy(ies) is a reasonable estimate of actual damages caused by such a breach. Therefore, the parties agree that if any Customer of the Employer transfers any insurance policy(ies) from the Employer to the Employee or any company then employing the Employee or engaging his services, or if the Employee's actions result in any Customer of the Employer terminating or transferring any insurance policy from the Employer, Employee shall pay to Employer as liquidated damages an amount equal to three (3) times the then applicable annual commission(s) for such policy(ies). The Employer's right to liquidated damages under this Section 6(h) is in addition to any other remedies the Employer may have under this Agreement, including Section 11 below.

     7. Termination and Termination Benefits. Notwithstanding the provisions of Section 3, the Employee's employment under this Agreement shall terminate under the following circumstances set forth in this Section 7.

          (a) Termination by the Employer for Cause. The Employee's employment under this Agreement may be terminated for Cause without further liability on the part of the Employer effective immediately upon written notice to the Employee. For purposes of the foregoing sentence,

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the term "Cause" shall include the occurrence of one or more of the following events involving the Employee:

                         (i) the revocation of any license, approval or permit held by the Employee which is required for the Employee to engage in the activities contemplated by this Agreement provided, however, such revocation shall not constitute "cause" for the termination of the Employee if such license, approval or permit is reinstated within 30 days of its revocation;

                         (ii) a conviction for a crime involving a felony or a breach of professional ethics or moral turpitude;

                         (iii) an adjudication of incompetency;

                         (iv) any substantial failure, inability or refusal by the Employee to satisfactorily perform assigned employment duties; or

                         (v) any other material breach of this Agreement or the Employee's breach of Section 3.9 of the Merger Agreement.

     In the event of termination for cause, unless otherwise specifically provided in this Agreement or otherwise required by law, all compensation and benefits payable to the Employee under this Agreement shall terminate on the date of termination of the Employee's employment under this Agreement. Nothing in this Section 7 shall be construed to affect the Employee's right to receive COBRA continuation entirely at the Employee's own cost.

          (b) Death of the Employee. The Employee's employment under this Agreement shall terminate upon the death of the Employee.

          (c) Termination by the Employer Without Cause. The Employee's employment under this Agreement may be terminated by the Employer without Cause upon written notice to the Employee. In the event of such termination without Cause, Employee's compensation and benefits shall continue to be paid for the remainder of the term set forth in Section 3 above.

          (d)  Termination Following A Change in Control.

                         (i) If following a Change in Control, the Employer shall cause a Change in Duties or Salary of Employee, other than termination for Cause and if there has not been a termination of this Agreement pursuant to Section 7(c) above, the Employer shall:

                              (x) pay the Employee his salary, including the pro rata portion of any incentive award, through the date of termination;

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                              (y)  continue to pay, for the remaining term of
                                   this Agreement, for the life, health and disability coverage that is in effect with respect to the Employee and his eligible dependents; and

                              (z)  pay to the Employee in a cash, pro rata
                                   over a twelve (12)month period after the later of the date of such Change in Control or the Date of Termination, an amount equal to one twelfth (1/12) of one hundred and twenty percent (120%) of the Employee's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended.

                         (ii) Notwithstanding any other provision of this Agreement, if payments and the value of benefits received or to be received under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee, would cause any amount to be nondeductible by Security Federal or any of the Consolidated Subsidiaries for federal income tax purposes pursuant to or by reason of Section 280G of the Code, then payments and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to be received by the Employee without causing any amount to become nondeductible pursuant to or by reason of Section 280G of the Code. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

                         (iii) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Security Federal, any Consolidated Subsidiaries (as hereinafter defined), any person acting on behalf of Security Federal as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of Security Federal, or any corporation owned, directly or indirectly, by the stockholders of Security Federal in substantially the same proportions as their ownership of stock of Security Federal), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Security Federal representing 40% or more of the combined voting power of Security Federal's then outstanding securities; (ii) the stockholders of Security Federal approve a merger or consolidation of Security Federal with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of Security Federal outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of Security Federal or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of Security Federal (or similar

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          transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of Security Federal's then outstanding securities; provided that the term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Employer, Security Federal Bank or Security Federal.

                         (iv) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of Security Federal (or its successors) that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Employer and Security Federal Bank, including but not limited to Security Federal.

                         (v) The term "Change in Duties or Salary" of Employee shall mean any of: (a) a change in duties and responsibilities of Employee for the Employer in effect at the time a Change in Control occurs, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of Employee at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or (c) a change in the place of Employee assignment from North Augusta, South Carolina, to any other city or geographical location that is located further than 25 miles from North Augusta, South Carolina.

     8. Third-Party Agreements and Rights. The Employee hereby confirms that the Employee is not bound by the terms of any agreement with any previous employer or other party which restricts in any way the Employee's use or disclosure of information or the Employee's engagement in any business. The Employee represents to the Employer that the Employee's execution of this Agreement, the Employee's employment with the Employer and the performance of the Employee's proposed duties for the Employer will not violate any obligations the Employee may have to any such previous employer or other party. In the Employee's work for the Employer, the Employee will not disclose or make use of any information in violation of any agreements with or rights of any such previous employer or other party, and the Employee will not bring to the premises of the Employer any copies or other tangible embodiments of non-public information belonging to or obtained from any such previous employment or other party.

     9. Litigation and Regulatory Cooperation. During and after the Employee's employment, the Employee shall cooperate fully with the Employer in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Employer which relate to events or occurrences that transpired before or while the Employee was employed by the Employer. The Employee's full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Employer at mutually convenient times. During and after the Employee's employment, the Employee also shall cooperate fully with the Employer in connection with any investigation or review of any federal, state or local regulatory

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authority as any such investigation or review relates to events or occurrences that transpired while the Employee was employed by the Employer. The Employer shall reimburse the Employee for any reasonable out-of-pocket expenses incurred in connection with the Employee's performance of obligations pursuant to this Section 9.

     10. Non-Disparagement. During and after the Employee's employment, the Employee shall not make any statements that disparage the Employer or its employees, officers, directors, services or business and the Employer shall not make any statements that disparage the Employee.

     11. Injunction. The Employee agrees that it would be difficult to measure any damages caused to the Employer which might result from any breach by the Employee of the promises set forth in this Agreement, and that in any event, money damages would be an inadequate remedy for any such breach. Accordingly, the Employee agrees that if he breaches, or threatens to breach, any portion of this Agreement, the Employer shall be entitled, in addition to all other remedies that it may have, to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Employer.

     12. Breach by Employer. In the event that Employer fails or refuses to fulfill its obligations under this Agreement in any material respect, unless there has been a termination of the employment of the Employee for Cause, the Pledge Agreement executed by the Employee and Collier Jennings Real Estate, LLC shall be terminated and the pledged Shares payable pursuant to Section 1.2 of the Merger Agreement shall be immediately delivered to Collier Jennings Real Estate, LLC and Employee shall be released from any obligations under
Section 6 of this Agreement other than the obligations of Sections 6(f) and 6(g); and the Employee shall be entitled to all compensation and benefits under this Agreement for the remainder of the term of this Agreement.

     13. Integration. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements between the parties with respect to any related subject matter.

     14. Assignment; Successors and Assigns, etc. Neither the Employer nor the Employee may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the Employer and the Employee, their respective successors, executors, administrators, heirs, and permitted assigns.

     15. Enforceability/Severability. If any portion or provision of this Agreement is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the court may amend such portion or provision so as to comply with the law in a manner consistent with the intention of this Agreement, and the remainder of this Agreement, or the application of such illegal or unenforceable portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, will not be affected thereby, and each portion and provision of the Agreement will be valid and enforceable to the fullest extent permitted by law. In the event that any

                                       11

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provision of this Agreement is determined by any court of competent jurisdiction to be unenforceable by reason of excessive scope as to geographic, temporal or functional coverage, such provision will be deemed to extend only over the maximum geographic, temporal and functional scope as to which it may be enforceable.

     16. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     17. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by a nationally recognized overnight courier service or by registered or certified mail, postage prepaid, return receipt requested, (a) in the case of the Employee, at the last address the Employee has filed in writing with the Employer or (b) in the case of the Employer, at its main offices, attention of the Chairman of the Board of Directors.

     18. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Employee and by a duly authorized representative of the Employer.

     19. Governing Law. This is a South Carolina contract and shall be construed under and be governed in all respects by the laws of the State of South Carolina, without giving effect to the conflict of laws principles of such State.

     20. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

                                   * * * * *

                                       12

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
     IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Employer, by its duly authorized officer, and by the Employee, as of the Effective Date.

                            SECURITY FEDERAL INSURANCE, INC.


                            /s/Timothy W. Simmons
                            ----------------------------------------
                            By: Timothy W. Simmons
                            Its:  Duly Authorized Representative



                            The Collier-Jennings Companies:

                            COLLIER JENNINGS FINANCIAL CORPORATION


                            By:  /s/Gerald D. Jennings
                            ----------------------------------------
                            Its: President


                            SECURITY FEDERAL AUTO INSURANCE, INC.


                            By:  /s/Gerald D. Jennings
                            ----------------------------------------
                            Its: President


                            THE AUTO INSURANCE STORE, INC.


                            By:  /s/Gerald D. Jennings
                            ----------------------------------------
                            Its: President

                                        13

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                            SECURITY FEDERAL PREMIUM PAY PLAN, INC.


                            By:  /s/Gerald D. Jennings
                            ----------------------------------------
                            Its: President


                            EMPLOYEE:

                            /s/Gerald D. Jennings
                            ----------------------------------------

                                   EXHIBIT A

     Pursuant to the provisions of Section 4(a) of the Employment Agreement by and among the Employer (as defined in the Employment Agreement) and Gerald D. Jennings (the "Employee"), the Employer shall pay the Employee the following annual salary:

     Annual Salary: one hundred and twenty five thousand and no/100 dollars ($125,000.00).